UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 6, 2022

Date of Report (Date of earliest event reported)

TOPGOLF CALLAWAY BRANDS CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, California	92008-7328
(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

CALLAWAY GOLF COMPANY

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 6, 2022, Callaway Golf Company (the “Company”) changed its corporate name to Topgolf Callaway Brands Corp. pursuant to a certificate of amendment to the Company’s second restated certificate of incorporation (the “Charter Amendment”) filed with the Delaware Secretary of State on September 6, 2022 (the “Name Change”). The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware (“DGCL”). Pursuant to the DGCL, a stockholder vote was not necessary to effectuate the Name Change, and the Name Change does not affect the rights of the Company’s stockholders.

On September 6, 2022, following the filing of the Charter Amendment, the Company subsequently filed a third restated certificate of incorporation (the “Restated Charter”) that combined into one document the Company’s prior second restated certificate of incorporation, as amended by the Charter Amendment to reflect the Name Change. The filing of the Restated Charter was authorized by the Board in accordance with Section 245 of the DGCL. The Company also amended and restated its bylaws (the “Amended and Restated Bylaws”) effective September 6, 2022 to reflect the Name Change. The only change to the Company’s Restated Charter and Amended and Restated Bylaws is the change of the Company’s corporate name from Callaway Golf Company to Topgolf Callaway Brands Corp. in each document.

In connection with the Name Change, the Company also announced that it intends for its shares of common stock to cease trading under the ticker symbol “ELY” and begin trading under its new ticker symbol, “MODG”, on the New York Stock Exchange, which the Company expects to be effective on or about September 7, 2022.

The foregoing description of the Charter Amendment, the Restated Charter and the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, the Restated Charter and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

3.1	Certificate of Amendment to Second Restated Certificate of Incorporation of Callaway Golf Company

3.2	Third Restated Certificate of Incorporation of Topgolf Callaway Brands Corp.

3.3	Eighth Amended and Restated Bylaws of Topgolf Callaway Brands Corp.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPGOLF CALLAWAY BRANDS CORP.

Date: September 6, 2022	By:	/s/ Sarah Kim
	Name:	Sarah Kim
	Title:	Vice President, General Counsel and
Corporate Secretary